Share-based payments (Tables)	6 Months Ended
Jun. 30, 2020
Share-based payments
Schedule of parameters used in relation to the new grants

Stock options granted in	April 2020	June 2020 (1)
Number of options granted		142,700	550,090
Average fair value of options (in EUR)		€62,31 - 120,63	€87,96 - 90,74
Share price (in EUR)		€126,50 - 205,60	€203.8
Exercise price (in EUR)		€119.53	€196.15
Expected volatility	%	44,44 - 64,77%	45,09 - 45,34
Average expected option life (in years)		4 - 6,68	6,15 - 6,68
Risk‑free interest rate	%	(0,32) - (0,18)%	(0,31) - (0,29)
Expected dividends		—	—

(1)

The beneficiary can choose between a contractual term of five or ten years. This estimate will be reassessed once the acceptance period of 60 days has passed and the beneficiaries will have made a choice between a contractual term of five or ten years. The total fair value of these grant would range from €39.6 million to €49.0 million.